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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 25, 1998


                  CWMBS, INC., as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A15, Mortgage Pass-Through Certificates, Series 1998-O.


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                      333-53861                 95-4596514
----------------------------           ------------         -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)



  4500 Park Granada
  Calabasas, California                                            91302
----------------------------                                  ---------------
  (Address of Principal                                          (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 304-5591

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



Item 5.  Other Events.

Filing of Computational Materials
---------------------------------

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-O.

In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-O, Lehman Brothers, Inc. ("Lehman"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors. Although the Company provided Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 25, 1998.


-----------------------
o Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated November 23, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-O.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits:
     99.1    Lehman  Computational  Materials  filed on Form SE dated
             November 25, 1998.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.



                                 By: /s/ Celia Coulter
                                     ------------------
                                         Celia Coulter
                                         Vice President


Dated:  November 25, 1998

Exhibit Index
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Exhibit  Page

99.1 Lehman Computational Materials filed on Form SE dated November 25, 1998.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





November 25, 1998
BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:      CWMBS, Inc.
         Residential Asset Securitization Trust 1998-A15,
         Mortgage Pass-Through Certificates, Series 1998-O
         -------------------------------------------------

Ladies and Gentlemen:

On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 will be filed on November 25, 1998 in paper on Form SE.



                                   Very truly yours,
                                   /s/ Naji Massouh
                                   ----------------
                                       Naji Massouh


Enclosure